Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, W. Douglas Parker, the Chief Executive Officer of America West Holdings Corporation (the “Company”) and Derek J. Kerr, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2004, to which this certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 21st day of July, 2004.

/s/ W. Douglas Parker

W. Douglas Parker
Chief Executive Officer

/s/ Derek J. Kerr

Derek J. Kerr
Chief Financial Officer